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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 20, 2004
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                             NORWOOD FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                             0-28364               23-2828306
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(State or other jurisdiction        (Commission File Number)   (IRS Employer
     of incorporation)                                       Identification No.)


717 Main Street, Honesdale, Pennsylvania                              18431
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (570) 253-1455
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 7.   Financial Statements and Exhibits
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         (c) Exhibits:  The  following  exhibits are being  furnished  with this report.

                  99.1     Press Release dated April 20, 2004


Item 12. Results of Operations and Financial Condition
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         On April 20,  2004,  the  Registrant  issued a press  release to report earnings for the three months ended March 31, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NORWOOD FINANCIAL CORP.



Date: April 21, 2004                  By:  /s/William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer


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